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                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.   20549
                                   __________
                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)         December 19, 1996
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                            Savin Electronics Inc.
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               (Exact name of registrant as specified in charter)


  New Jersey                      33-36670                        22-3061278
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(State or Other                (Commission                      (IRS Employer
Jurisdiction of                File Number)                    Identification
Incorporation)                                                     Number)


c/o Gary B. Wolff, P.C., 747 Third Avenue, New York, New York         10017
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(Address of principal executive offices)                            (Zip code)

Registrant's telephone number, including area code         212-644-6446
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        (Former name or former address, if changed since last report)





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ITEM 1.  CHANGES IN CONTROL OF REGISTRANT


         (a) On December 19, 1996 Universal Eagle Investment Banking ("Universal Eagle"), acting in its individual capacity and as agent for others, purchase 3,075,000 shares of Registrant's common stock then held of record and beneficially by Avi Pines, who, immediately prior to such purchase was Secretary-Treasurer and a director of Registrant and the owner of 37.73% of all of its issued and outstanding common stock. Immediately subsequent to such purchase, Mr. Pines no longer held any record or beneficial interest in the Registrant's common stock, subsequently resigned (on December 25, 1996) as a director of the Registrant (see also Item 5 hereto) and currently continues to hold the position of Secretary-Treasurer with the Registrant. The consideration for the purchase of the above referenced shares was $200,000. By virtue of such purchase Universal Eagle and those persons for whom it acted as agent for this transaction own in the aggregate, 37.73% of all currently issued and outstanding common stock of the Registrant. Universal Eagle and each of those persons for whom it acted as agent with respect to this transaction have each indicated, in writing, that they are not acting in concert with respect to the transaction referred to herein. The total number of participants in such transaction, inclusive of Universal Eagle, amounted to eight persons and/or firms. Seven of such persons each purchased 400,000 of the shares referred to herein while the eighth purchaser (Universal Eagle) purchased 275,000 shares. Accordingly, each of those seven individuals, who each purchased 400,000 of the aforesaid 3,075,000 shares, each own approximately 4.91% of all issued and outstanding common stock of Registrant.

         (b) On December 31, 1996 Camelia Noam Ltd. ("CNL"), acting in its individual capacity agreed to purchase 3,075,000 shares of Registrant's common stock then held of record and beneficially by Meir Portnoy, who formerly was President of Registrant and remains a director of Registrant and was the owner of 37.73% of all of its issued and outstanding common stock. The consideration for the purchase of the above referenced shares was $200,000, $100,000 of which, is to be paid on or before March 1, 1997 and the balance of which is due to be paid no later than June 30, 1999 (with accelerated payments based upon CNL's sale, if any, of the underlying shares on date(s) prior to June 30,
1999). Upon receipt by Mr. Portnoy of the initial $100,000 payment, transfer of the shares is expected to be made and upon such transfer Mr. Portnoy will no longer hold any record or beneficial interest in the Registrant's common stock (excepting for such beneficial interest as may be attributed to him by operation of law in view of the fact that CNL's sole owners are Mr. Portnoy's adult daughter and her husband). Upon transfer of the subject shares, CNL will own, in the aggregate, 37.73% of all currently issued and outstanding common stock of the Registrant (assuming no additional shares of Registrant are issued from the date of this Form 8-K to the anticipated date of transfer referred to herein).

         See also Item 5 hereto regarding additional "Changes in Control" of Registrant as a result of changes in officers and directors.





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ITEM 5.  OTHER EVENTS

I
         On December 25, 1996 Messrs. Avi Pines and Sol Goodelman each resigned as a director of the Registrant and the vacancies were filled (by the Board of Directors) by the nomination and election of Messrs. Erez Miller and Ilan Fradkin on December 25, 1996.

         On January 14, 1997 at a meeting of the Board of Directors Mr. Meir Portnoy was relived of all of his responsibilities as both an officer (President) and Chairman of the Board while remaining a director of the Registrant, Mr. Avi Pines was relieved of his responsibilities as Vice President of the Registrant and the Board filled such positions by appointing Ilan Fradkin as President and Chairman of the Board and Erez Miller as Vice President.




         The aforesaid resignation (on December 25, 1996) of Messrs. Avi Pines and Sol Goodelman as directors did not occur as a result of any disagreements whatsoever with the Registrant on any matter relating to its operations, policies or practices as no such disagreements existed. The removal of Mr. Meir Portnoy's employment with the Registrant was an internal corporate decision made by management of the Registrant.

         Based upon all of the above and when taking into account the aforesaid resignations, filling of vacancies and related matters, the Registrant's Board of Directors (until February 24, 1997 as indicated below) consisted of the following persons:

                                  Meir Portnoy
                                  Avrum Savran
                                Yechiel Nussbaum
                                  Erez Miller
                                  Ilan Fradkin

While the Registrant's officers were as follows:

                            Ilan Fradkin, President
                          Erez Miller, Vice President
                         Avi Pines, Secretary-Treasurer

II

         On February 24, 1997 at a meeting of the Board of Directors Messrs. Erez Miller and Ilan Fradkin tendered their resignations from all positions held with SVPS effective immediately and indicated in their resignations that such resignations were not ".. the result of any disagreements with SVPS on any matter relating to its operations, policies or practices as no such disagreements exists". Each of such persons also nominated new directors but the remaining Board took no action or vote upon such nominations. The Board did, however, (acting in accordance with its
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By-laws and the New Jersey Business Corporation Act, Section 14A:6-5) nominate and elect Mr. Gil Sarig as a director.

         Based upon the above, upon conclusion of such Board meeting the Registrant's Board of Directors consisted of the following persons:

                                  Meir Portnoy
                                  Avrum Savran
                                Yechiel Nussbaum
                                   Gil Sarig

         While the Registrant's only officer was:

                        Avi Pines - Secretary/Treasurer

(the Board not having taken any action as of the date of such meeting with respect to election of a President or other officers).








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                                   SIGNATURES




         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    SAVIN ELECTRONICS INC.



                                    By   /Avi Pines/
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                                       Avi Pines, Secretary


Dated:  February 24, 1997





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